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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 29, 2002
                                                  (October 21, 2002)

                   ARTEMIS INTERNATIONAL SOLUTIONS CORPORATION
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

    Delaware                       000-29793                   13-4023714
----------------             ---------------------         ------------------
(State or Other              (Commission File No.)           (IRS Employer
Jurisdiction of                                            Identification No.)
 Incorporation)


          4041 MacArthur Boulevard, Suite 260, Newport Beach, CA 92660
          ------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)


                                 (949) 660-7100
                                  -------------
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

On October 25, 2002, the Company issued the press release filed herewith as
Exhibit 99.1, which is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

c)  Exhibit

Number       Description
------       -----------
99.1         Press release issued by Artemis International Solutions
             Corporation on October 25, 2002.









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                           ARTEMIS INTERNATIONAL SOLUTIONS
                                           CORPORATION
                                           (Registrant)

DATE: October 29, 2002                     By:
                                              --------------------------------
                                           Name:  Charles F. Savoni
                                           Title: Senior Vice President, General
                                                  Counsel and Secretary







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                                  EXHIBIT INDEX

Exhibit Number
--------------
     99.1 Press release issued by Artemis International Solutions Corporation on October 25, 2002.












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